Non-operating income	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Non-operating income

Note 36.     Non-operating income

Non-operating income consisted of the following:

	12 months ended December 31,
USD'000	2021	2020	2019
Foreign exchange gain	2,955	839	1,761
Financial income	—	8	74
Interest income	9	16	—
Fair value adjustments on convertible loan with arago	5,553	—	—
Other	121	264	83
Total non-operating income	8,638	1,127	1,918

The fair value adjustments on convertible loan with arago relates to the treatment of unrealized gain on the arago Third Convertible Loan upon acquisition of arago (see Note 11). In line with ASC 320-10-40-2, upon acquiring arago on February 01, 2021 (see Note 15), the unrealized gain of CHF 6,546,964 (USD 7,349,602 at historical rate) from the fair value adjustments of the arago Third Convertible Loan recorded in other comprehensive income up to the date of acquisition was reversed into other non-operating income (see Note 11). Additionally, the CHF 1.6 million (USD 1,796,155 at historical rate) cash paid for the acquisition of arago after the acquisition date was recorded as a deduction to other non-operating income because this amount was already included in the fair value of the arago Third Convertible Loan. As a result, a net income of CHF 4,946,964 (USD 5,553,447 at historical rate) was recorded in non-operating income in relation to fair value adjustment on the Third Convertible Loan.